BLACKROCK FUNDSSM

BlackRock U.S. Opportunities Portfolio

(the “Fund” or “U.S. Opportunities”)

Supplement dated April 6, 2017 to the Statement of Additional Information (“SAI”) of the Fund, dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The second paragraph is deleted in its entirety and replaced with the following:

Thomas Callan, CFA, Ian Jamieson, CFA, and Simon McGeough are the portfolio managers and are jointly and primarily responsible for the day-to-day management of U.S. Opportunities.

The table in the sub-section entitled “Other Funds and Accounts Managed — U.S. Opportunities” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Callan, CFA	11	8	1	0	0	1
	$9.86 Billion	$4.24 Billion	$923.4 Million	$0	$0	$923.4 Million
Ian Jamieson, CFA	6	6	0	0	0	0
	$2.83 Billion	$992.4 Million	$0	$0	$0	$0
Simon McGeough*	5	4	0	0	0	0
	$2.65 Billion	$516.5 Million	$0	$0	$0	$0
*	Information provided for Mr. McGeough is as of February 28, 2017.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Mr. McGeough is as of February 28, 2017.

The following is added to the first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation”:

With respect to Mr. McGeough, such benchmarks for U.S. Opportunities and other accounts are: MSCI All Country World Index (Net Total Return); MSCI All Country World ex U.S. Index - Net Return; MSCI World Health Care; Morningstar Global Large-Cap Blend Equity; Morningstar Foreign Large Blend; LIPPER Options Arbitrage/Opt Strategies Funds; S&P United States MidSmallCap Index; Morningstar U.S. Mid-Cap Equity; Morningstar Mid-Cap Growth; Investment Association North America Classification; Morningstar World Stock; Investment Association Global Classification; LIPPER Options Arbitrage/Opt Strategies Funds; Morningstar Technology; S&P 500 Index; Russell 3000 HealthCare Index; Citigroup 3-Month Treasury Bill Index; Morningstar Sector Equity Healthcare; Morningstar Health Classification and LIPPER Sector Equity Funds.

The information relating to U.S. Opportunities in the table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Thomas Callan, CFA	U.S. Opportunities	Over $1 Million
Ian Jamieson, CFA	U.S. Opportunities	$500,001-$1,000,000
Simon McGeough*	U.S. Opportunities	$10,001-$50,000

*	Information provided for Mr. McGeough is as of February 28, 2017.

*  *  *

Shareholders should retain this Supplement for future reference.

SAI-USO-0417SUP